January 6, 2010

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549-7561

Dear Sirs/Madams

This letter will confirm that we reviewed Item 4.01 of Photovoltaic Solar Cells, Inc. Form 8-K dated January 5, 2010, captioned Changes in the Registrants Certifying Accountant and that we agree with such statements made therein as they relate to Mallah Furman (f/k/a Berkovits & Company LLP).

We hereby consent to the filing of this letter as an exhibit to the foregoing report on Form 8-K.

Yours truly,

/s/ Mallah Furman (f/k/a Berkovits & Company LLP)

Fort Lauderdale, Florida

mallahfurman.com

Brickell Bay Office Tower   1001 Brickell Bay Drive, Suite 1400, Miami, Florida 33131   Phone 305.371.6200   Fax 305.371.8726

Broward Office   8211 W. Broward Blvd., Suite 340, Ft. Lauderdale, Florida 33324   Phone: 954.475.3199   Fax: 954.472.4500

Member   American Institute of Certified Public Accountants  ●  Florida Institute of Certified Public Accountants